UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 3, 2013

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2013, Real Goods Solar, Inc., a Colorado corporation (the “Company”), closed the private placement (the “Private Placement”) contemplated by the Securities Purchase Agreement (the “Securities Purchase Agreement”) the Company entered into on May 24, 2013 with unaffiliated investors identified therein (each, an “Investor” and collectively, the “Investors”). At the closing the Company issued 3,366,974 shares of Class A common stock (the “Common Stock”) at a purchase price of $2.75 per shares, or $9,259,178.50 in the aggregate, and Common Stock Purchase Warrants (the “Warrants”) to purchase up to an aggregate of 1,683,488 shares of Common Stock with an exercise price of $2.75 per such share underlying the Warrants. The issuance of the Common Stock and the Warrants, was not a “public offering” as defined in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and met the requirements to qualify for exemption under Regulation D promulgated under the Securities Act.

Each Warrant entitles the Investor to purchase 50% of the number of shares of Common Stock purchased by such Investor in the Private Placement. The Warrants may be exercisable in whole or in part, at an initial exercise price per share of $2.75 and may be exercised in a cashless exercise. The exercise price and number of shares of Common Stock issuable under the Warrants are subject to anti-dilutive adjustments, including weighted average anti-dilution protection, upon the occurrence of certain events. The Warrants may be exercised at any time upon the election of the holder, beginning on the date of issuance and ending on the fifth anniversary of the date of issuance. The Company may not issue any shares of Common Stock upon exercise of the Warrants if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue in the Private Placement under applicable NASDAQ rules unless the Company first obtains shareholder approval of such issuance. The Warrants contain provisions concerning the assumption of the Warrants in connection with a Fundamental Transaction (as defined in the Warrant), and mandatory and voluntary redemption of the Warrants under certain circumstances.

In connection with the closing of the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, which sets forth the rights of the Investors to have their shares of Common Stock purchased in the Private Placement and shares of Common Stock issuable upon exercise of the Warrants registered with the Securities and Exchange Commission (the “SEC”) for public resale under the Securities Act.

Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement with the SEC (the “Registration Statement”) within 20 days of the closing of the Private Placement, registering the total number of shares of Common Stock purchased in the Private Placement and the shares of Common Stock issuable upon exercise of the Warrants. The Company is required to have the Registration Statement declared effective within 90 days after the closing. The Company will also be required to maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the fifth anniversary of the effectiveness of the Registration Statement or (ii) the date on which all of the registrable securities covered by the Registration Rights Agreement have been sold or transferred in a manner that they may be resold without subsequent registration under the Securities Act.

The Registration Rights Agreement further provides that in the event that (i) the Company has not filed the Registration Statement or a final prospectus within the prescribed time period, (ii) the SEC has not declared effective the Registration Statement within the prescribed time period, (iii) the Registration Statement ceases to be effective and available to the investors under certain circumstances, and (iv) the Company fails to timely file all reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended, other than Current Reports on Form 8-K, the Company shall pay to the holders of registrable securities, on the occurrence of each such event and on each monthly anniversary thereof until the applicable event is cured, an amount in cash equal to 1.0% of the aggregate purchase price paid by such Investor multiplied by the percentage of such Investor’s registrable securities that are not covered by the Registration Statement, up to a maximum of 10.0% of such aggregate purchase price.

The Warrants and the Registration Rights Agreement contain ordinary and customary provisions for agreements of this nature, such as covenants and indemnification obligations, as applicable. The foregoing descriptions of the Warrants and the Registration Rights Agreement do not purport to describe all of the terms and provisions thereof and are qualified in their entirety by reference the form of Warrant and the Registration Rights Agreement which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The disclosures set forth in Item 3.02 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

On June 3, 2013, the Company issued and sold an aggregate of 3,366,974 shares of Common Stock and Warrants to purchase an aggregate of 1,683,488 shares of Common Stock for an aggregate purchase price of $9,259,178.50 million in cash.

The Investors in the Private Placement represented in writing that they were accredited investors and acquired the securities for their own accounts for investment purposes. A legend will be placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 4.1	Form of Warrant, dated June 3, 2013, and schedule of Investors

Exhibit 10.1	Registration Rights Agreement, dated June 3, 2013, among Real Goods Solar, Inc. and the Investors

Exhibit 99.1	Press Release, issued by Real Goods Solar, Inc. on June 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo
Chief Financial Officer

Date: June 3, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 4.1	Form of Warrant, dated June 3, 2013, and schedule of Investors

Exhibit 10.1	Registration Rights Agreement, dated June 3, 2013, among Real Goods Solar, Inc. and the Investors

Exhibit 99.1	Press Release, issued by Real Goods Solar, Inc. on June 3, 2013